Exhibit 99.1

Forum Edge AI Announces $94.4 Million Definitive AI Cloud Services Compute Agreement with Fireworks

PALM BEACH, Fla., Oct. 26, 2026 /PRNewswire/ — Forum Markets, Incorporated (“Forum” or “the Company”) (Nasdaq: FRMM), an innovator in sourcing and operating cash-generating assets in AI infrastructure, commercial aerospace and AI-powered consumer finance, today announced that Forum Edge AI LLC (“Forum Edge”), the Company’s joint venture with Edge Node Inc., has entered into a definitive agreement with Fireworks, the specialized intelligence platform, for a 36-month reservation of Nvidia B300 GPU capacity at its existing, powered data center facility in Dallas.

The agreement carries a combined total contract value of approximately $94.4 million, reflecting GPU capacity and associated CPU management node fees payable over the 36-month term. Fireworks has provided a substantial prepayment deposit, which will be credited against fees due across the term.

The GPUs are expected to be deployed at Forum Edge’s Dallas data center in late December or early January. The Dallas facility is one of the sites included in Forum’s initial AI infrastructure investment and features existing permits, power access and physical infrastructure.

“This agreement is an important proof point for our AI infrastructure strategy and reflects our focus on bringing revenue generating GPUs to market quickly in a modular manner,” said McAndrew Rudisill, chairman and chief executive officer of Forum Markets, Incorporated. “We have a strong partnership with Fireworks and are excited about our growth trajectory as we scale our AI infrastructure business. This is the first finalized contract Forum Edge is executing against and the first of several exciting partnerships we expect to deploy into our unique footprint.”

Fireworks provides inference, training, and routing that help enterprises deploy and scale generative AI applications in production. The company was most recently valued at approximately $17.5 billion, with backers including Nvidia, Atreides Management, Index Ventures and TCV. Fireworks’ scale and the caliber of its financial backers reflect the type of high-quality counterparty Forum has identified in its off-take partnerships.

Hosted AI, Inc., through its AI commercialization network/mesh and platform, facilitated the relationship between Forum Edge AI and Fireworks.

The agreement represents Forum Edge’s first contracted customer commitment and supports Forum’s broader strategy of deploying disciplined, risk-adjusted capital into cash-generating AI infrastructure assets.

About Forum Markets, Incorporated

Forum Markets, Incorporated (Nasdaq: FRMM) is an innovative company that sources and structures cash-generating assets with attractive risk-adjusted returns in aerospace, AI, and AI-powered consumer finance. The company draws on proprietary origination pipelines and strategic co-investment partnerships to scale its portfolio and generate durable operating income. Forum integrates traditional asset management principles with hands-on operational execution as it builds a new framework for how real-world assets are owned, managed, and monetized. For more information, please visit forum-markets.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance and growth of the Company; the ability of the Company to execute its plans, the assets to be held by the Company, the Company’s current and anticipated yield strategies, and future performance. Forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the Company’s control, and actual results may differ materially. Applicable risks and uncertainties include, among others, the risk that the proposed transactions described herein may not be completed in a timely manner or at all, including the risk that the parties do not execute definitive documentation for the joint venture or any individual project; the risk that anticipated site capacity, power availability, permitting, equipment delivery or customer contracts are delayed or not obtained; the risk that equipment financing is not available on the terms or in the amounts assumed, or at all; risks relating to the Company’s recently completed offering, including dilution to existing stockholders and the risk that the net proceeds are insufficient to fund the initial projects as contemplated or are applied to uses other than those described herein; risks associated with the Company’s guarantee obligations in support of project-level financing; failure to realize the anticipated benefits of the stock repurchase program, previously announced private placements, sale of convertible notes, and related transactions, including the Company’s ability to achieve profitable operations; the Company’s ability to repurchase shares of common stock, the timing thereof, purchase price thereof, and the fact that repurchases may not be undertaken under the stock repurchase program; fluctuations in the market price of ETH that will impact the Company’s accounting and financial reporting; government regulation of tokenized securities; risks relating to the treatment of assets for U.S. and foreign tax purposes; changes in securities laws or regulations; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s OTC transaction, including the Company’s ability to repay such facility, covenants associated therewith and security interests associated therewith; risks relating to the Company’s previously announced ATM offering, including potential downward pressure on the Company’s stock price associated therewith; risks relating to the Company’s operations and businesses; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; expectations with respect to future performance, growth and anticipated acquisitions; potential litigation involving the Company; global economic conditions; geopolitical events and regulatory changes; access to additional financing, and the potential lack of such financing; and the Company’s ability to raise funding in the future and the terms of such funding, including dilution caused thereby, as well as those risks and uncertainties identified and those identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as well as the supplemental risk factors and other information the Company has or may file with the SEC, including those disclosed under Item 8.01 of the Current Reports on Form 8-K filed by the Company with the SEC. Readers are cautioned not to place undue reliance on these statements. Investors should also be aware that under U.S. generally accepted accounting principles (GAAP), certain crypto assets must be measured at fair value, with changes recognized in net income for each reporting period. These fair value adjustments may cause significant fluctuations in the Company’s balance sheet and income statement from period-to-period. In addition, for certain crypto assets, including ETH, which the Company holds as collateral against a loan, impairment charges may be required to be reported in net income if the market price of such assets falls below the cost basis at which those assets are carried on the balance sheet. Readers are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update any forward-looking statements except as required by law. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Media and Investor Contact:

John Kristoff

SVP, Corporate Communications and IR

IR@forum-markets.com